 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 19, 2019

Fusion Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32421	58-2342021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339
(Address of Principal Executive Offices, including Zip Code)

(212) 201-2400
(Registrant’s Telephone Number, Including Area Code)

420 Lexington Avenue, Suite 1718, New York, NY 10170
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

As previously reported, Fusion Connect, Inc. (“Fusion”) and its U.S. subsidiaries (collectively, including Fusion, the “Company”) entered into that certain Restructuring Support Agreement, dated June 3, 2019, as amended by that certain First Amendment, dated as of June 17, 2019, that certain Second Amendment, dated as of June 24, 2019, that certain Third Amendment, dated as of June 28, 2019, and as further amended, restated, supplemented, or otherwise modified from time to time (the “RSA”), and certain holders of claims under that certain First Lien Credit and Guaranty Agreement, dated as of May 4, 2018. On July 19, 2019, the Company entered into a fourth amendment to the RSA (the “Fourth Amendment”) to extend the dates by which Fusion is required to file certain applications, petitions or other requests with the Federal Communications Commission and/or state public utility commissions to July 26, 2019. A copy of the Fourth Amendment is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

As previously reported, the Company entered into that certain Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 7, 2019, as amended by that certain Amendment No.1, dated as of June 17, 2019, that certain Amendment No. 2, dated as of June 24, 2019, that certain Amendment No. 3, dated as of June 28, 2019, that certain Amendment No. 4, dated as of July 17, 2019, and as further amended, restated, supplemented, amended and restated or otherwise modified from time to time (the “DIP Credit Agreement”), by and among Fusion, as borrower, certain subsidiaries of the Company, as guarantors, the lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent and collateral agent. On July 19, 2019, the Company entered into Amendment No. 5 to the DIP Credit Agreement (“Amendment No. 5”) to reflect that the RSA had been further amended. A copy of Amendment No. 5 is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The foregoing descriptions of the Fourth Amendment and Amendment No. 5 do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Fourth Amendment and Amendment No. 5, a copy of each of which is filed as Exhibits 99.1 and 99.2 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Fourth Amendment to Restructuring Support Agreement, dated as of July 19, 2019, by and among Fusion Connect, Inc., certain subsidiaries of Fusion Connect, Inc. and the Consenting First Lien Lenders.
99.2
Amendment No. 5 to Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of July 19, 2019, by and among Fusion Connect, Inc., as borrower, certain subsidiaries of Fusion Connect, Inc., as guarantors, the lenders from time to time party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: July 23, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel

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